UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2001

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:          (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following Exhibits are furnished as part of this report:

99.1	Text of written presentation Astoria Financial Corporation intends to make available to securities analysts and interested investors during the quarter ending September 30, 2001 which includes, among other things, a review of financial results and trends through the period ended June 30, 2001 and revised earnings guidance for 2002.

99.2	Press release dated August 27, 2001 which provides earnings guidance for fiscal years 2001 and 2002.

ITEM 9. REGULATION FD DISCLOSURE.

     On August 27, 2001, Astoria Financial Corporation updated its written presentation material which includes, among other things, a review of financial results and trends through the period ended June 30, 2001 and revised earnings guidance for fiscal year 2002. Astoria Financial Corporation intends to make this material available to securities analysts and interested investors during the quarter ending September 30, 2001. Additionally, on August 27, 2001, Astoria Financial Corporation issued a press release which incorporates earnings guidance for 2001 and 2002.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

/s/ Peter J. Cunningham Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: August 27, 2001

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of written presentation Astoria Financial Corporation intends to make available to securities analysts and interested investors during the quarter ending September 30, 2001 which includes, among other things, a review of financial results and trends through the period ended June 30, 2001 and revised earnings guidance for fiscal year 2002.

99.2	Press Release dated August 27, 2001 which incorporates earnings guidance for 2001 and 2002.

3